EXHIBIT 10.16

WHITE MOUNTAIN TITANIUM CORPORATION

STOCK OPTION PLAN

OPTION AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER SECTION 4(2) AND/OR 4(6) OF THE SECURITIES ACT OF 1933.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER AUTHORITY HAS PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED TO THE INVESTORS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY, AND THE RISKS, MERITS AND TERMS OF THIS OFFERING IN MAKING AN INVESTMENT DECISION.

WITHOUT COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS AGREEMENT AND ANY SECURITIES ISSUED UPON EXERCISE THEREOF MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH AN EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT.

This Option Agreement is entered into between WHITE MOUNTAIN TITANIUM CORPORATION (the “Company”) and the Optionee named below pursuant to the Company Stock Option Plan (the “Plan”), a copy of which is attached hereto, and confirms that:

1.	on September 1, 2006 (the “Grant Date”);

2.	Terese Gieselman (the “Optionee”);

3.	was granted the option (the “Option”) to purchase 100,000 Common Shares (the “Option Shares”) of the Company;

4.	for the price (the “Option Price”) of $1.25 per share;

5.	which shall be exercisable (“Vested”) 25% as of the date of the agreement and 12.5% as of the end of each three-month period thereafter until fully vested;

6.	terminating on September 1, 2011 (the “Expiry Date”);

all on the terms and subject to the conditions set out in the Plan. For greater certainty, once Option Shares have become Vested, they continue to be exercisable until the termination or cancellation thereof as provided in this Option Agreement and the Plan.

By signing this Option Agreement, the Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the 1st day of September, 2006, to be effective as of the Grant Date.

OPTIONEE	WHITE MOUNTAIN TITANIUM CORPORATION

/s/ Terese Gieselman	By:	/s/ Charles E. Jenkins
Terese Gieselman		Charles E. Jenkins, CFO

Attached     Stock Option Plan